UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       005-59509               95-3979080
            ------                       ---------               ----------
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
        incorporation)                                       Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     On July 11, 2005, Chartwell International, Inc. (the "Company") entered into a Purchase and Sale Agreement with Railway & Industrial Services, Inc. ("RIS"), relating to the Company's purchase of 95 retrofitted railcars from RIS for a total aggregate purchase price of $4,085,000.

     Under the terms of the Purchase and Sale Agreement with RIS, RIS will refurbish the railcars pursuant to the modifications requested by the Company and will deliver the railcars as they are modified. A deposit of $1,425,000 was made by the Company concurrent with the execution of the Purchase and Sale Agreement. The balance of the purchase price is to be paid in 95 installments of $28,000, which shall be due and payable upon the delivery and acceptance of each railcar.

     For more  information,  see Purchase and Sale Agreement  attached hereto as
Exhibit 10.1.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

        Exhibit No.                Exhibit Description
        -----------                -------------------

         10.1            Purchase and Sale Agreement dated July 11, 2005
         99 Press Release dated July 13, 2005 titled " Chartwell International Acquires Fleet of 95 Rail Cars."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHARTWELL INTERNATIONAL, INC.,
                                        a Nevada Corporation


Dated:  July 13, 2005                   /s/ Imre Eszenyi
                                        ----------------------------------------
                                        Imre Eszenyi,
                                        Vice President

                                  EXHIBIT INDEX

        Exhibit No.      Exhibit Description
        -----------      -------------------

          10.1           Purchase and Sale Agreement dated July 11, 2005
          99 Press Release dated July 13, 2005 titled " Chartwell International Acquires Fleet of 95 Rail Cars."